SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 23, 1999
                                                        -----------------


                           TENGTU INTERNATIONAL CORP.
              -----------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter


Delaware                             033-27707                  77-0407366
---------------                     -----------              ------------------
(State or Other                     (Commission              (I.R.S. Employer
Jurisdiction of                     File Number)             Identification No.)



                                206-5050 Kingway
                            Burnaby, British Columbia
                                 Canada VH5 4H2
               --------------------------------------------------
               Address of Principal Executive Offices) (Zip Code)



                                 (604) 438-9827
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5            OTHER EVENTS
------            ------------


         On December 23, 1999, Tengtu International Corp., a Delaware corporation ("Tengtu") received an investment of U.S.$1,500,000 in exchange for a four year Floating Convertible Debenture ("Debenture") convertible into shares of Tengtu's $.01 par value common stock ("Common Stock") and a separate Common Stock Warrant ("Warrant") for the purchase of 1,500,000 shares of Common Stock. The purchaser of the Debenture and Warrant is Top Eagle Holdings Limited, a British Virgin Islands company ("Top Eagle") that is wholly owned by Yugang International Limited, a Honk Kong company engaged in the trading of audio visual products and components, industrial equipment, automobile parts, agricultural products, raw materials and other products in the Central and Western parts of China.

         The Debenture is due December 15, 2003 and provides for accrual of interest beginning December 15, 2000 at a rate equal to the best lending rate of The Hong Kong and Shanghai Banking Corporation plus two percent. The Debenture is convertible into Tengtu's Common Stock at a conversion price of U.S.$.50 during the first year, U.S.$1.00 during the second year, U.S.$2.00 during the third year and U.S.$4.00 on any date thereafter. The unpaid balance of principal and interest outstanding at maturity, if any, may be converted by the holder into Tengtu Common Stock at the then existing market price minus twenty percent.

         The Warrant gives the holder the right to purchase 1,500,000 shares of Tengtu Common Stock at U.S.$1.00 per share during the first year, U.S.$2.00 per share during the second year and U.S.$4.00 thereafter. The Warrant shall become void three years after issuance.

         In connection with the purchase of the Debenture and Warrant, Tengtu and Top Eagle entered into an Investor Rights Agreement which provides that on or before June 15, 2000, Top Eagle may purchase additional convertible debentures for up to U.S.$3.5 million and receive additional warrants on substantially the same terms. The Investor Rights Agreement also provides the holder(s) of the Debenture, Warrant and or the shares issued upon conversion or exercise thereof, with registration and certain other rights.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS
------            ---------------------------------


Financial Statements
--------------------

                   Tengtu International Corp. and Subsidiaries
                           Consolidated Balance Sheet
                    For the Quarter Ended September 30, 1999
                                   (UNAUDITED)

                                                                      As At
                                                             Sept. 30, 1999
                                                             --------------
                                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                $    561,171
    Accounts receivable, net of allowance for
         doubtful accounts of $209,981                            497,099
    Due from related party                                        299,333
    Prepaid expenses                                               47,262
    Inventories                                                    38,592
    Other receivables                                              35,358
                                                             ------------
                  Total Current Assets                          1,478,815

PROPERTY AND EQUIPMENT, net                                     1,318,182

OTHER ASSETS                                                       13,742
                                                             ------------

TOTAL ASSETS                                                 $  2,810,739
                                                             ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
    Accounts payable and accrued expenses                    $  2,124,270
    Due to related party consultants                            1,179,549
    Other liabilities                                              47,732
                                                             ------------
                  Total Current Liabilities                     3,351,551
                                                             ------------

SHAREHOLDERS' LOAN                                                357,935
                                                             ------------

MINORITY INTEREST                                                 551,222
                                                             ------------

STOCKHOLDERS' DEFICIT
    Preferred stock, par value $.01 per share; authorized
     10,000,000 shares; issued -0- shares
    Common stock, par value $.01 per share; authorized
     100,000,000 shares; issued 19,477,607 shares                 194,777
    Additional paid in capital                                  8,746,659
    Accumulated deficit                                       (10,349,777)
    Cumulative translation adjustment                             (40,844)
                                                             ------------
                                                               (1,449,185)
    Less: Treasury stock, at cost, 78,420 common shares              (784)
                           Total Stockholders' Deficit         (1,449,969)
                                                             ------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                  $  2,810,739
                                                             ============


                   Tengtu International Corp. and Subsidiaries
                      Consolidated Statements of Operations
                     For the Quarter Ended September30, 1999
                                   (UNAUDITED)


                                                                     Jul 1 to
                                                                  Sept 30, 1999
                                                                  -------------

SALES                                                              $    392,004

COST OF SALES                                                           207,468

GROSS INCOME                                                            184,536
                                                                   ------------

OPERATING EXPENSES
  Research and development                                                    0
  General and administrative                                            424,709
  Advertising                                                                 0
  Selling                                                               110,872
  Depreciation and amortization                                          10,045
                                                                   ------------

                                                                        545,626

OTHER INCOME (EXPENSE)
  Interest income                                                           402
  Other income                                                                0
                                                                   ------------
                                                                            402
                                                                   ------------
LOSS BEFORE MINORITY INTERESTS                                     $   (360,688)
                                                                   ============
MINORITY INTERESTS IN SUBSIDIARY'S EARNINGS (LOSS)
                                                                        (26,601)
                                                                   ------------
NET LOSS
                                                                   $   (334,087)
                                                                   ============

NET LOSS PER COMMON SHARE
 [Basic and Diluted]                                               $      (0.02)

WEIGHTED AVERAGE NUMBER OF SHARES                                    19,477,607



                   Tengtu International Corp. and Subsidiaries
                       Statement of Stockholders' Deficit
                    For the Quarter Ended September 30, 1999
                                   (UNAUDITED)



                                                      Additional               Cumulative   Treasury    Unamortized        Stock-
                                   Common Stock        Paid-in      Accumu-     Transla-      Stock       Deferred        holders'
                                   ------------                      lated        tion         at
                                  Shares     Amount    Capital      Deficit     Adjustment    Cost      Compensation       Deficit
                                  ------     ------    -------      -------     ----------    ----      ------------       -------

Balance-June 30, 1998          19,297,107  $ 192,972  $8,725,901  $(8,352,743)   $(21,385)    $(784)       $(50,000)      $493,961

Issuance of common stock in
exchange for services at fair
value - May 21, 1999              180,500      1,805      20,758                                                            22,563

Amortization of deferred
compensation related to stock
options issued in year ended
June 30, 1997                                                                                                50,000         50,000

Translation adjustment                                                             16,235                                   16,235

Net loss - year ended
June 30, 1999                                                      (1,662,947)                                          (1,662,947)

Balance June 30, 1999          19,477,607    194,777   8,746,659  (10,015,690)     (5,150)     (784)              0     (1,080,188)

Net loss - quarter ended
September 30, 1999                                                   (334,087)                                            (334,087)

Foreign currency adjustment
                                                                                  (35,694)                                 (35,694)
Balance - Sept. 30, 1999       19,477,607    194,777   8,746,659  (10,349,777)    (40,844)     (784)              0     (1,449,969)
                               ==========    =======   =========   ==========      ======       ===           =====      =========



                   Tengtu International Corp. and Subsidiaries
                      Consolidated Statements of Cash Flows
                    For the Quarter Ended September 30, 1999
                                   (UNAUDITED)


                                                                  Sept. 30, 1999
                                                                  --------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                                         $(334,087)
     Adjustments to reconcile net loss
     to net cash provided (used) by operating activities:
         Depreciation and amortization                                   53,898
         Minority interest in subsidiary                                (26,601)
         Changes in operating assets and liabilities:
         Decrease (Increase) in operating assets:
              Accounts receivable                                       (59,307)
              Prepaid expenses                                          (17,359)
              Inventories                                                (4,144)
              Other receivables                                          (2,617)
              Due from related party                                     23,954
              Other assets                                               45,698
         Increase (Decrease) in operating liabilities:
              Accounts payable                                           50,867
              Due to related party consultants                          120,000
              Other liabilities                                         (17,503)
                                                                      ---------
               Net Cash Used by Operating Activities                   (167,201)
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property and equipment                                       0
         Net Cash Used by Investing Activities                                0


CASH FLOWS FROM FINANCING ACTIVITIES
     Increase in shareholders' loan                                     357,935

         Net Cash Provided by Financing Activities                      357,935

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                 (35,694)
                                                                      ---------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        155,040
CASH AND CASH EQUIVALENTS, beginning of year                            406,131
                                                                      ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                $ 561,171
                                                                      =========


Exhibits





1.   Convertible Debenture and Warrant Purchase Agreement dated
     December 20, 1999;

2.   Investor Rights Agreement dated December 20, 1999;

3.   Floating Convertible Debenture dated December 20, 1999;

4.   Common Stock Warrant dared December 20, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TENGTU INTERNATIONAL CORP.
                                    (Registrant)



Date: January 4, 1999               By:   /S/ PAK KWAN CHEUNG
                                          -------------------
                                    Name:  Pak Kwan Cheung
                                    Title: Chairman of the Board of Directors
                                           and Chief Executive Officer